Debt Forgiveness	12 Months Ended
Dec. 31, 2023
Debt Forgiveness [Abstract]
DEBT FORGIVENESS
21.	DEBT FORGIVENESS

During the year ended December 31, 2021, the Group entered into an account payable forgiveness agreement with a supplier in December 2021. The Group has long cooperation relationship with the supplier, and there was long-aging balance of account payable due to the supplier. The supplier agreed to waive part of the long-aging account payable balance with the amount of $2.1 million, and retained the remaining part of the balance. According to the agreement, the Group wrote off $2.1 million of liability and recorded as other income in the consolidated statement of operations for the year ended December 31, 2021.